                                                                     Exhibit 4.4

                     INSTRUCTIONS AS TO USE OF EVERCEL, INC.
                            SUBSCRIPTION CERTIFICATES

                              --------------------

               CONSULT THE SUBSCRIPTION AGENT, YOUR BANK OR BROKER
                               AS TO ANY QUESTIONS



         The following instructions relate to a rights offering (the "Rights Offering") by Evercel, Inc., a Delaware corporation (the "Company"), to the holders of its Common Stock, par value $.01 per share (the "Common Stock" or "Company Common Stock"), as described in the Company's Prospectus dated February ___, 1999 (the "Prospectus"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Prospectus. Each holder of record of Company Common Stock at the close of business on February ___, 1999 (the "Record Date") is receiving one transferable subscription right to subscribe for and purchase additional shares of Company Common Stock (a "Right") for each share of Common Stock held by them on the Record Date. A sufficient number of shares of Company Common Stock (the "Underlying Shares") have been reserved for issuance upon exercise of the Rights. The distribution of the Rights by the Company and the sale of shares of Company Common Stock upon the exercise of Rights are referred to herein as the "Rights Offering". Each Right is exercisable, upon payment of $6.00 (the "Subscription Price"), to purchase one share of Company Common Stock (the "Basic Subscription Privilege"). In addition, subject to the allocation described below, each Right also carries the right to subscribe at the Subscription Price for an unlimited number of additional Underlying Shares of Company Common Stock (the "Oversubscription Privilege"). Underlying Shares will be available for purchase pursuant to the Oversubscription Privilege only to the extent that all the Underlying Shares are not subscribed for through the exercise of the Basic Subscription Privilege by the Expiration Date (as defined below). If the Underlying Shares so available, plus any shares which the Company elects to sell pursuant to the Oversubscription Option (defined below) (collectively, "Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Oversubscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among the holders of Rights who exercise the Oversubscription Privilege in proportion, not to the number of shares requested pursuant to the Oversubscription Privilege, but to the number of shares of Company Common Stock they have purchased pursuant to the Basic Subscription Privilege; provided, however, that if such pro rata allocation results in any holder being allocated a greater number of Excess Shares than such holder subscribed for pursuant to the exercise of such holder's Oversubscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Oversubscription Privileges. The Company may, but is not required to, issue an additional 208,350 shares of Common Stock to cover exercises of Excess Oversubscription Privileges, if any (the "Oversubscription Option"). See "The Rights Offering" in the Prospectus.

         No fractional Rights or cash in lieu thereof will be issued or paid by the Company.

         The Rights will expire at 5:00 p.m., Eastern time, on March ___, 1999, unless extended by the Company, subject to the consent of the Underwriters (as extended, the "Expiration Date"). The Company will in no event extend the Expiration Date beyond March 31, 1999.

         The number of Rights to which you are entitled is printed on the face of your subscription certificate. You should indicate your wishes with regard to the exercise or sale of your Rights by completing the appropriate form or forms on your subscription certificate and returning the certificate to the Subscription Agent in the envelope provided.

         YOUR SUBSCRIPTION CERTIFICATE MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, OR GUARANTEED DELIVERY REQUIREMENTS WITH RESPECT TO YOUR SUBSCRIPTION CERTIFICATE MUST BE COMPLIED WITH, AND PAYMENT OF THE SUBSCRIPTION PRICE FOR EACH UNDERLYING SHARE SUBSCRIBED FOR PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE AND, EXCEPT AS DESCRIBED BELOW IN ACCORDANCE WITH THE GUARANTEED PAYMENT PROCEDURES, THE OVERSUBSCRIPTION PRIVILEGE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, ON OR BEFORE 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. YOU MAY NOT REVOKE ANY EXERCISE OF A RIGHT.

         None of the Company, Energy Research Corporation ("ERC"), nor the Rights Agent will have any liability to you as a Rights holder if your Subscription Certificate (together with all required payments and documents) is not received in time for exercise or sale prior to the Expiration Date.

1.       SUBSCRIPTION PRIVILEGE.

         To exercise Rights, complete Form 1 of the subscription certificate and send your properly completed and executed subscription certificate, together with payment in full of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege and, except as described below in accordance with the Guaranteed Payment Procedures, the Oversubscription Privilege, to the Subscription Agent. Payment of the Subscription Price must be made in U.S. dollars for the full number of Underlying Shares being subscribed for (a) by check or bank draft drawn upon a U.S. bank or postal, telegraphic or express money order payable to Continental Stock Transfer & Trust Company as Subscription Agent, or (b) by wire transfer of same day funds to the account maintained by the Subscription Agent for such purpose at Chase Manhattan Bank, 52 Broadway, New York, New York 10004, Account No. 777-580209, ABA No. 021000021. Any wire transfer of funds should clearly indicate the identity of the subscriber who is paying the Subscription Price by the wire transfer. The Subscription Price will be deemed to have been received by the Subscription Agent only upon (i) the clearance of any uncertified check,
(ii) the receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank or any postal, telegraphic or express money order or
(iii) the receipt of good funds in the Subscription Agent's account designated above. If paying by uncertified personal check, please note that the funds paid thereby may take up to five business days to clear. Accordingly, holders of Rights who wish to pay the Subscription Price by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment is received and clears by such date and are urged to consider payment by means of certified or cashier's check, money order or wire transfer of funds. You may also transfer your subscription certificate to your bank or broker in accordance with the procedures specified in Section 3(a) below, by making arrangements with such bank or broker for the delivery of funds on your behalf and requesting such bank or broker to exercise the subscription certificate on your behalf.

     Alternatively, if you wish to exercise Rights, but time will not permit you to cause the subscription(s) evidencing your Rights to reach the Subscription Agent on or prior to the Expiration Date, you may cause a written guarantee substantially in the form of Exhibit A to these instructions (the "Notice of Guaranteed Delivery") from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. ("NASD"), or from a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being an "Eligible Institution"), to be received by the Subscription Agent at or prior to the Expiration Date together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by your subscription certificate and the number of Rights being exercised pursuant to the Basic Subscription Privilege and the number of Underlying Shares, if any, being subscribed for pursuant to the Oversubscription Privilege, and will guarantee the delivery to the Subscription Agent of your properly completed and executed subscription certificates within five trading days following the Expiration Date. If this procedure is followed, your subscription certificates must be received by the Subscription Agent within five Nasdaq trading days of the Expiration Date. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Subscription Agent at the address, or by calling the telephone number, indicated below.

     If a Rights holder wishes to delay payment of the Subscription Price with respect to such holder's exercise of the Oversubscription Privilege, the Oversubscription Privilege may nevertheless be exercised if the four following conditions (the "Guaranteed Payment Procedures") are met:

         (i) the Subscription Agent receives, on or prior to the Expiration Date
(a) a Notice of Guaranteed Delivery by facsimile or otherwise, substantially in the form of Exhibit A to these instructions, from a member firm of a registered national securities exchange or a NASD member firm or from an Eligible Institution, stating the information required thereon; or (b) the properly completed and executed subscription certificate; and

         (ii) the Subscription Agent receives on or prior to the Expiration Date payment in full of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege; and

         (iii) the Subscription Agent receives, on or prior to the Expiration Date, a Notice of Guaranteed Payment by facsimile or otherwise, substantially in the form of Exhibit B to these instructions, from a member firm of a registered national securities exchange or a NASD member firm or from an Eligible Institution, stating the information required thereon and guaranteeing delivery of payment in full of the Subscription Price (in immediately available funds) for each share of Common Stock being subscribed for pursuant to the Oversubscription Privilege by 5:00 p.m., Eastern time, on March ___, 1999; and

         (iv) payment in full of the Subscription Price for each share of Common Stock being subscribed for pursuant to the Oversubscription Privilege has been received (in immediately available funds) by the Subscription Agent by 5:00 p.m., Eastern time, on March ___, 1999. Additional copies of the Notice of Guaranteed Payment may be obtained upon request from the Subscription Agent at the address, or by calling the telephone number, indicated below.

         Not less than two business days prior to March ___, 1999, the Subscription Agent will provide notice to a Rights holder who exercises the Oversubscription Privilege pursuant to the Guaranteed Payment Procedures and the member firm, commercial bank or trust company that guarantees payment for such Rights holder under the Notice of Guaranteed Payment, which notice shall state the number of shares subscribed for under the Oversubscription
Privilege which are available for such Rights holder to purchase and the aggregate Subscription Price to be paid by such Rights holder for such shares.

         Banks, brokers and other nominee holders of Rights who exercise the Basic Subscription Privilege and the Oversubscription Privilege on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and the Company, in connection with the exercise of the Oversubscription Privilege, as to the aggregate number of Rights that have been exercised and the number of Excess Shares that are being subscribed for pursuant to the Oversubscription Privilege, by each beneficial owner of Rights on whose behalf such nominee holder is acting. If more Underlying Shares are subscribed for pursuant to the Oversubscription Privilege than are available for sale, Underlying Shares will be allocated, as described above, among persons exercising the Oversubscription Privilege in proportion to such persons' exercise of Rights pursuant to the Basic Subscription Privilege.

         The address, telephone and telecopier numbers of the Subscription Agent are as follows:

                  IF BY MAIL, BY HAND OR BY OVERNIGHT COURIER:
                          Continental Stock Transfer &
                                  Trust Company
                            Reorganization Department
                            Two Broadway, 19th floor
                            New York, New York 10004

                       Telephone: (212) 509-4000 ext. 535
                            Facsimile: (212) 509-5150

         If you exercise less than all of the Rights evidenced by your subscription certificate by so indicating in Form 1 of your subscription certificate, the Subscription Agent will issue to you a new subscription certificate evidencing the unexercised Rights. However, if you choose to have a new subscription certificate sent to you, you may not receive such new subscription certificate in sufficient time to permit you to sell or exercise the Rights evidenced thereby. Other than the amount to be paid pursuant to Guaranteed Payment Procedures, if you have not indicated the number of Rights being exercised, or if you have not forwarded full payment of the Subscription Price for the number of Rights that you have indicated are being exercised, you will be deemed to have exercised the Basic Subscription Privilege with respect to the maximum number of whole Rights which may be exercised for the Subscription Price payment delivered by you and to the extent that the Subscription Price payment delivered by you exceeds the product of the Subscription Price multiplied by the number of Rights evidenced by the subscription certificates delivered by you (such excess being the "Subscription Excess"), you will be deemed to have exercised your Oversubscription Privilege to purchase, to the extent available, that number of whole shares of Company Common Stock equal to the quotient obtained by dividing the Subscription Excess by the Subscription Price. The amount remaining after such division will be returned to the subscriber.

2.       DELIVERY OF STOCK CERTIFICATES, ETC.

         It is anticipated that the closing of the sale of shares issuable upon exercise of the Rights (the "Closing") will occur on or about the eighth business day following the Expiration Date. The date upon which the Closing occurs is referred to herein as the "Closing Date." After the Closing occurs, the following deliveries and payments will be made to the address shown on the face of your subscription certificate unless you provide instructions to the contrary on Form 3 of your subscription certificate.

         (A) BASIC SUBSCRIPTION PRIVILEGE AND OVERSUBSCRIPTION PRIVILEGE. As soon as practicable after the Closing Date, the Subscription Agent will mail to each exercising Rights holder certificates representing shares of Company Common Stock purchased pursuant to the Basic Subscription Privilege and the Oversubscription Privilege.

         (B) CASH PAYMENTS. As soon as practicable after the Closing Date, the Subscription Agent will mail to each Rights holder who exercises the Oversubscription Privilege any excess funds received in payment of the Subscription Price for Underlying Shares that are subscribed for by such Rights holder but not allocated to such Rights holder pursuant to the Oversubscription Privilege.

3.       SELL OR TRANSFER RIGHTS.

         (A) SALE OF RIGHTS THROUGH A BANK OR BROKER. To sell all Rights evidenced by a subscription certificate through your bank or broker, so indicate on Form 2 and deliver your properly completed and executed subscription certificate to your bank or broker. Your subscription certificate should be delivered to your bank or broker in ample time for it to be exercised. If Form 2 is completed without designating a transferee, the Subscription Agent may thereafter treat the bearer of the subscription certificate as the absolute owner of all of the Rights evidenced by such subscription certificate for all purposes, and the Subscription Agent shall not be affected by any notice to the contrary. Because your bank or broker cannot issue subscription certificates, if you wish to sell less than all of the Rights evidenced by the subscription certificate, either you or your bank or broker must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold, or you or your bank or broker must first have your subscription certificate divided into subscription certificates of appropriate denominations by following the instructions in paragraph 4 of these instructions. The subscription certificates evidencing the number of Rights you intend to sell can then be transferred by your bank or broker in accordance with the instructions in this paragraph 3(a).

         (B) TRANSFER OF RIGHTS TO A DESIGNATED TRANSFEREE. To transfer all of your Rights to a transferee other than a bank or broker, you must complete Form 2 in its entirety, execute the subscription certificate and have your signature guaranteed by an Eligible Institution. A subscription certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new subscription certificate issued. Because only the Subscription Agent can issue subscription certificates, if you wish to transfer less than all of the Rights evidenced by your subscription certificate to a designated transferee, you must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold or transferred, or you must divide your subscription certificate into subscription certificates of appropriate smaller denominations by following the instructions in paragraph 4 below. The subscription certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in this paragraph 3(b). None of the Company, ERC, nor the Subscription Agent will have any liability to a transferee or transferor of Rights if Subscription Certificates (together with all required payments and documents) are not received in time for exercise or sale prior to the Expiration Date.

4. TO HAVE A SUBSCRIPTION CERTIFICATE DIVIDED INTO SMALLER DENOMINATIONS.

         To have a Subscription Certificate divided into smaller denominations, send your subscription certificate, together with complete instructions (including specification of the denominations into which you wish your Rights to be divided) signed by you, to the Subscription Agent, allowing a sufficient amount of time for new subscription certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may ask a bank or broker to effect such actions on your behalf. Your signature must be guaranteed by an Eligible Institution if any of the new subscription certificates are to be issued in a name other than that in which the old subscription certificate was issued. Subscription certificates may not be divided into fractional Rights, and any instruction to do so will be rejected. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive such new subscription certificates in time to enable the Rights holder to complete a sale or exercise by the Expiration Date. Neither the Company nor the Subscription Agent will be liable to either a transferor or transferee for any such delays.

5.       EXECUTION.

         (A) EXECUTION BY REGISTERED HOLDER. The signature on the subscription certificate must correspond with the name of the registered holder exactly as it appears on the face of the subscription certificate without any alteration or change whatsoever. Persons who sign the subscription certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

         (B) EXECUTION BY PERSON OTHER THAN REGISTERED HOLDER. If the subscription certificate is executed by a person other than the holder named on the face of the subscription certificate, proper evidence of authority of the person executing the subscription certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

         (C) SIGNATURE GUARANTEES. Your signature must be guaranteed by an Eligible Institution if you wish to transfer your Rights, as specified in 3(b) above, to a transferee other than a bank or broker, or if you specify special payment or delivery instructions pursuant to Form 3.

6.       METHOD OF DELIVERY.

         The method of delivery of subscription certificates and payment of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege, to the Subscription Agent will be at the election and risk of the Rights holder, but, if sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent, and the clearance of any checks sent in payment of the Subscription Price prior to 5:00 p.m., Eastern time, on the Expiration Date.

7. SPECIAL PROVISIONS RELATING TO THE DELIVERY OF RIGHTS THROUGH THE DEPOSITORY TRUST COMPANY.

         In the case of holders of Rights that are held of record through The Depository Trust Company ("DTC"), exercises of the Basic Subscription Privilege (but not the Oversubscription Privilege) may be effected by instructing DTC to transfer Rights (such Rights being "DTC Exercised Rights") from the DTC account of such holder to the DTC account of the Subscription Agent, together with payment of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege. The Oversubscription Privilege in respect of DTC Exercised Rights may not be exercised through DTC. The holder of a DTC Exercised Right may exercise the Oversubscription Privilege in respect of such DTC Exercised Right by properly executing and delivering to the Subscription Agent at or prior to 5:00 p.m., Eastern time, on the Expiration Date, a DTC Participant Oversubscription Exercise Form, in the form available from the Subscription Agent, together with payment of the appropriate Subscription Price for the number of Underlying Shares for which the Oversubscription Privilege is to be exercised.

         If a Notice of Guaranteed Delivery relates to Rights with respect to which exercise of the Basic Subscription Privilege will be made through DTC and such Notice of Guaranteed Delivery also relates to the exercise of the Oversubscription Privilege, a DTC Participant Oversubscription

Exercise Form must also be received by the Subscription Agent in respect of such exercise of the Oversubscription Privilege on or prior to the Expiration Date.

8.       SUBSTITUTE FORM W-9.

         Each Rights holder who elects to exercise Rights should provide the Subscription Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is included as Exhibit C hereto. Additional copies of Substitute Form W-9 may be obtained upon request from the Subscription Agent at the address or by calling the telephone number indicated above. Failure to provide the information on the form may subject such holder to a $50 penalty and to 31% federal income tax withholding with respect to dividends, if any, that may be paid by the Company, in the future on shares of Common Stock purchased upon the exercise of Rights (for those holders exercising Rights).

                                                                       EXHIBIT A
                                                                 TO INSTRUCTIONS


                    NOTICE OF GUARANTEED DELIVERY FOR SHARES
                               OF COMMON STOCK OF
                       EVERCEL, INC. SUBSCRIBED FOR UNDER
                        THE BASIC SUBSCRIPTION PRIVILEGE
                       AND THE OVERSUBSCRIPTION PRIVILEGE


         As set forth in the Prospectus under "The Rights Offering -- Exercise of Rights," this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all shares of Evercel Inc.'s Common Stock. Such form may be delivered by hand or sent by telex, facsimile transmission, overnight courier or mail to the Subscription Agent.

                           The Subscription Agent is:
                   Continental Stock Transfer & Trust Company

                    BY MAIL, BY HAND OR BY OVERNIGHT COURIER:
                       Continental Stock Transfer & Trust
                                  Company
                         Reorganization Department
                         Two Broadway, 19th floor
                          New York, New York 10004


                             Facsimile Transmission:
                                 1-212-509-5150

                            Confirm by telephone to:
                             1-212-509-4000 Ext. 535


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         Prior to 5:00 p.m., Eastern time, on the Expiration Date, the member firm of a registered national securities exchange or member of the National Association of Securities Dealers, Inc., or commercial bank or trust company which completes this form must communicate the guarantee, the name of the exercising Rights holder, the number of Rights represented by the Subscription Certificate(s) held by such exercising holder and the number of shares subscribed for (under both the Basic Subscription Privilege and the Oversubscription Privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, together with payment in full pursuant to the Basic Subscription Privilege and, except as described below in accordance with the Guaranteed Payment Procedures, the Oversubscription Privilege, guaranteeing delivery of a properly completed and signed copy of the Subscription Certificate to the Subscription Agent. Failure to do so will result in a forfeiture of the Rights.

                              GUARANTEE OF DELIVERY

The undersigned, a member firm of a registered national securities exchange or member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees delivery to the Subscription Agent by the close of business on the fifth Nasdaq trading day following the Expiration Date, of a properly completed and duly executed Subscription Certificate and evidencing the Rights being exercised as indicated herein.

Name of exercising Rights holder:
                                  ---------------------------

Number of Rights represented by the subscription certificate(s) to be delivered:
           ----------------

Method of delivery (circle one)     A.  Through DTC
                                    B.  Direct to Subscription Agent

/ / Check this box if payment of the Subscription Price with respect to the holder's exercise of the Oversubscription Privilege is pursuant to the Guaranteed Payment Procedures and complete Notice of Guaranteed Payment form (Exhibit B to these instructions).



----------------------------------------  --------------------------------------
Number of Shares Subscribed for Pursuant       Number of Shares Subscribed for
   to Basic Subscription Privilege        Pursuant to Oversubscription Privilege


----------------------------------------  --------------------------------------
             Name of Firm                            Authorized Signature


----------------------------------------  --------------------------------------
               Address                                    Title


----------------------------------------  --------------------------------------
               Zip Code                         Name (Please Type or Print)


----------------------------------------  --------------------------------------
            Contact Name                               Phone Number



         The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Certificate(s) to the Subscription Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

                                                                       EXHIBIT B
                                                                 TO INSTRUCTIONS


                     NOTICE OF GUARANTEED PAYMENT FOR SHARES
                               OF COMMON STOCK OF
     EVERCEL, INC. SUBSCRIBED FOR PURSUANT TO THE OVERSUBSCRIPTION PRIVILEGE


         As set forth in the Prospectus under "The Rights Offering -- Exercise of Rights," this form or one substantially equivalent hereto may be used as a means of effecting payment for shares of Evercel Inc.'s Common Stock pursuant to the Guaranteed Payment Procedures exercised under the Oversubscription Privilege. Such form may be delivered by hand or sent by telex, facsimile transmission, overnight courier or mail to the Subscription Agent. Such form will only be accepted by the Subscription Agent if the Subscription Agent receives, on or prior to the Expiration Date,

         (a) payment in full of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege; and

         (b)(i) a Notice of Guaranteed Delivery by facsimile or otherwise, substantially in the form of Exhibit A to these instructions, from a member firm of a registered national securities exchange or a NASD member firm or from an Eligible Institution stating the information required thereon, or (ii) the properly completed and executed subscription certificate; and

         (c) payment in full of the Subscription Price for each share of Common Stock being subscribed for pursuant to the Oversubscription Privilege has been received (in immediately available funds) by the Subscription Agent by 5:00 p.m., Eastern time, on March ___, 1999.

                           The Subscription Agent is:
                   Continental Stock Transfer & Trust Company


                  BY MAIL, BY HAND OR BY OVERNIGHT COURIER:

                    Continental Stock Transfer & Trust
                                Company
                       Reorganization Department
                       Two Broadway, 19th floor
                        New York, New York 10004


                            Facsimile Transmission:
                                1-212-509-5150

                            Confirm by telephone to:
                             1-212-509-4000 Ext. 535

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         Prior to 5:00 p.m., Eastern time, on the Expiration Date, the member firm of a registered national securities exchange or member of the National Association of Securities Dealers, Inc., or commercial bank or trust company which completes this form must communicate the guarantee, the name of the exercising Rights holder, the number of Rights represented by the Subscription Certificate(s) held by such exercising holder and the number of shares subscribed for under the Oversubscription Privilege to the Subscription Agent and must deliver this Notice of Guaranteed Payment guaranteeing payment for the number of shares available and subscribed for under the Oversubscription Privilege by March ___, 1999 to the Subscription Agent. The Subscription Agent will provide notice by facsimile transmission to the Rights holder and the undersigned member firm, commercial bank or trust company of the number of shares subscribed for under the Oversubscription Privilege and available for such Rights holder to purchase not less than two business days prior to March ___, 1999. Failure by the member firm, commercial bank or trust company to complete this form and communicate the guarantee to the Subscription Agent prior to 5:00 p.m. Eastern time, on the Expiration Date will result in a forfeiture of the Rights.

                        GUARANTEE OF PAYMENT PURSUANT TO
                        THE GUARANTEED PAYMENT PROCEDURES

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees delivery to the Subscription Agent by 5:00 p.m., Eastern time on March ___, 1999 of payment in immediately available funds of the Subscription Price with respect to the holder's exercise of the Oversubscription Privilege pursuant to the Guaranteed Payment Procedures.



----------------------------------   ------------------------------------------
 Name of Exercising Rights Holder         Number of Shares Subscribed for
                                        Pursuant to the Basic Subscription
                                                    Privilege

----------------------------------   -------------------------------------------
  Number of Rights represented       Number of Shares Subscribed for Pursuant to
by the Subscription Certificate(s)           Oversubscription Privilege
        to be delivered


----------------------------------   -------------------------------------------
          Name of Firm                          Authorized Signature


----------------------------------   -------------------------------------------
            Address                                    Title


----------------------------------   -------------------------------------------
            Zip Code                         Name (Please Type or Print)


----------------------------------   -------------------------------------------
          Contact Name                          Phone Number of Firm


----------------------------------   -------------------------------------------
    Facsimile Number of Firm              Facsimile Number of Rights Holder



         The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver payment in immediately available funds to the Subscription Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

                                                                       EXHIBIT C
                                                                 TO INSTRUCTIONS

                            IMPORTANT TAX INFORMATION

         Under the federal income tax law, dividend payments that may be made by the Company on shares of Evercel Common Stock issued upon the exercise of Rights may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless (a) the holder is exempt from backup withholding or
(b) the holder furnishes the payer with his correct tax identification number and certifies that the number provided is correct and the holder further certifies that such holder is not subject to backup withholding due to prior underreporting of interest or dividend income. Each Rights holder who exercises Rights should provide the Subscription Agent (as the Company's agent, in respect of exercised Rights) with such Rights holder's correct taxpayer identification number on Substitute Form W-9 below.

         Exempt Rights holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Rights holders, while not required to file, should file Substitute Form W-9 to avoid possible erroneous backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Company or the Subscription Agent, as the case may be, will be required to withhold 31 percent of any such payments made to the Rights holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding, the Rights holder is required to notify the Subscription Agent of his correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such Rights holder is awaiting a taxpayer identification number). To prevent backup withholding, the Rights holder must, in addition, certify on Substitute Form W-9 that he is not subject to backup withholding due to prior underreporting of interest or dividend income.

WHAT NUMBER TO GIVE THE SUBSCRIPTION AGENT

         The Rights holder is required to give the Subscription Agent the social security number or employer identification number of the record owner of the Rights. If such Rights holder is an individual, the taxpayer identification number is his social security number. If the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the Subscription Agent, which is also the transfer agent for the Company, is not provided with the correct taxpayer identification number in connection with such payments, the Rights holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

            PAYER'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY


-----------------------------------------------
Name (If joint names, see attached guidelines)


-----------------------------------------------
Business name (Sole proprietors, see attached guidelines)


-----------------------------------------------
Please check appropriate box:


/ / Individual/Sole proprietor  / / Corporation  / / Partnership   / / Other:


-----------------------------------------------
Address (number, street and apt. or suite no.)


-----------------------------------------------
City, state and ZIP code


------------------------------------ --------------------------------------------------------- -----------------------
SUBSTITUTE                           PART I--TAXPAYER IDENTIFICATION NO.                       PART II--FOR PAYEES
                                                                                               EXEMPT
FORM W-9                             Enter your taxpayer                                        FROM BACKUP
DEPARTMENT OF THE TREASURY           identification number in the                              WITHHOLDING (SEE
INTERNAL REVENUE SERVICE             appropriate box. For most          Social Security No.    ENCLOSED GUIDELINES)
                                     individuals, this is your                  OR
                                     social security number. If you
                                     do not have a number, see How
                                     to Obtain a TIN in the enclosed
                                     Guidelines.

                                     Note: If the account is in more   ------------------------
                                     than one name, see the chart on   Employer Identification
                                     page 2 of the enclosed                     Number
PAYER'S REQUEST FOR TAXPAYER         Guidelines to determine what
IDENTIFICATION NUMBER (TIN)          number to give.

------------------------------------ ----------------------------- --------------------------- -----------------------
----------------------------------------------------------------------------------------------------------------------

PART III CERTIFICATION
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are not longer subject to backup withholding, do not cross out item (2).

SIGNATURE:                 DATE:                 , 1999
                                 ----------------

         NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


SPECIFIC INSTRUCTIONS

NAME

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name. If you are a sole proprietor, you must enter your individual name. (Enter either your Social Security Number or Employer Identification Number in Part I.) You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your Employer Identification Number on Form SS-4.

PART I -- TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your Social Security Number or Employer Identification Number. Also see the chart under "Guidelines for Determining Proper Identification Number to Give to Payer" below, for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under "How to Obtain a TIN" below.

PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For a complete list of exempt payees, see "Payees Exempt from Backup Withholding" below.

If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your complete TIN in Part I, write "Exempt" in Part II, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the payer a completed Form W-8, Certificate of Foreign Status.

PART III -- CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign.

1. INTEREST, DIVIDENDS, AND PAYMENTS OF PROCEEDS RECEIVED BY OR THROUGH A BROKER. You must sign the certification or backup withholding will apply with respect to any dividend or interest payments that you receive. If you are subject to backup withholding and you are merely providing your correct TIN to the payer, you must cross out item 2 in the certification before signing the form.

2. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the payer's trade or business for rents, royalties to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

PRIVACY ACT NOTICE

Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER OF SUBSTITUTE FORM W-9

         GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens, i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, i.e., 00-0000000. The table below will help determine the number to give the payer.

                                                                                          GIVE THE NAME AND
                          FOR THIS TYPE OF ACCOUNT:                                        SOCIAL SECURITY
                                                                                            NUMBER OF ---
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------
1.     An Individual's account                                                  The individual account
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

2.     Two or more individuals (joint accounts)                                 The actual owner of the account, or
                                                                                if combined funds, any one of the
                                                                                individuals
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

3.       Husband and wife (joint account)                                       The actual owner of the account
                                                                                or, if joint funds, either
                                                                                person (1)
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------
4.     Custodian account of a minor (Uniform Gift to Minors Act)                The minor (2)
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

5.     Adult or minor (joint account)                                           The adult or, if the minor is
                                                                                the only contributor, the minor
                                                                                (1)
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------
6.     Account in the name of guardian or committee for a designated ward,      The ward, minor, or incompetent
       minor or incompetent person                                              person (3)
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

7.     a.   The usual revocable savings trust account (grantor is also          The grantor-trustee (1)
            trustee)

       b.   The so-called trust account that is not a legal or valid trust      The actual owner (1)
            under State law
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

8.     Sole proprietorship account                                              The owner (4)
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

                                                                                          GIVE THE NAME AND
                          FOR THIS TYPE OF ACCOUNT:                                    EMPLOYER IDENTIFICATION
                                                                                              NUMBER OF
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

9.     A valid trust, estate or pension                                         Legal entity (do not furnish the
                                                                                identification number of the
                                                                                personal representative or trustee
                                                                                unless the legal entity itself is
                                                                                not designated in the account title)
                                                                                (5)
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

10.    Corporate account                                                        The corporation
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

11.    Religious, charitable, or educational organization account               The organization



------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------
12.    Partnership account held in the name of the business                     The partnership
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

13.    Association, club or other tax-exempt organization                       The organization
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

14.    A broker or registered nominee                                           The broker or nominee
------------------------------------------------------------------------------- --------------------------------------
------------------------------------------------------------------------------- --------------------------------------

15.    Account with the Department of Agriculture in the name of a public       The public entity
       entity (such as a State or local government, school
       district, or prison) that receives agricultural program payments
------------------------------------------------------------------------------- --------------------------------------

---------------
(1)      List first and circle the name of the person whose number you furnish.
(2)      Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner. You may use either the owner's social security number or employer identification number.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                                   ON FORM W-9


HOW TO OBTAIN A TIN

         If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

         If you do not have a TIN, write "Applied For" in the space for the TIN in Part I, sign and date the form, and give it to the payer. Generally, you will then have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

         NOTE: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and send it to the payer.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

         Payees specifically exempted from backup withholding on all payments of interest, dividends and gross proceeds from a sale or other disposition include the following:

-        A corporation.

- An organization exempt from tax under section 501(a), or an individual retirement account, or a custodial account under section 403(b)(7).

-        The United States or any of its agencies and instrumentalities.

- A State, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof.

- A foreign government or any of its political subdivisions, agencies or instrumentalities.

-        An international organization or any agency or instrumentality thereof.

-        A foreign central bank of issue.

- A registered dealer in securities or commodities registered in the United States.

-        A real estate investment trust.

- An entity registered at all times under the Investment Company Act of 1940.

-        A common trust fund operated by a bank under section 584(a).

-        A financial institution.

-        An exempt charitable remainder trust, or a trust described in section
         4947.

-        A foreign central bank of issue.

         Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

-        Payments to non-resident aliens subject to withholding under section
         1441.

- Payments to partnerships not engaged in a trade or business in the United States and which have at least one non-resident partner.

-        Payments of patronage dividends where a trade or business in the U.S.
         and which have at least one nonresident partner.

- Payments of patronage dividends where the amount received is not paid in money.

-        Payments made by certain foreign organizations.

-        Payments made to a nominee.

- Payments to an exempt charitable remainder trust, or a non-exempt trust described in Section 45957(a)(1).

         Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: you may be subject to backup withholding if this interest is $600 or more and is paid in the course of the taxpayer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under section 852).
-        Payments described in section 6049(b)(5) to non-resident aliens.
-        Payments on tax-free covenant bonds under section 1451.
-        Payments made by certain foreign organizations.
-        Payments made to a nominee.
- Payments to an exempt charitable remainder trust, or a non-exempt trust described in Section 45957(a)(1).


         Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

         Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6044 and 6050A.

PRIVACY ACT NOTICE.

         Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply:

PENALTIES

         (3) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not willful neglect.

         (4) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

         (5) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

         (6) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

             FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT
                         OR THE INTERNAL REVENUE SERVICE

                 APPROXIMATELY 1,389,000 SHARES OF COMMON STOCK
                    OFFERED PURSUANT TO RIGHTS DISTRIBUTED TO
                          SHAREHOLDERS OF EVERCEL, INC.


To:      Securities Dealers, Commercial Banks,
         Trust Companies and Other Nominees:

         This letter is being distributed to securities dealers commercial banks, trust companies and other nominees in connection with the offering by Evercel, Inc. ("Evercel") of an aggregate of approximately 1,389,000 shares of common stock, par value $.01 per share ("Common Stock"), of Evercel, at a subscription price of $6.00 per share of Common Stock (the "Subscription Price"), pursuant to the exercise of transferable rights (the "Rights") initially distributed to all holders of record of shares of Evercel's Common Stock, as of the close of business on February ___, 1999 (the "Record Date"). Evercel was formed as a wholly owned subsidiary of Energy Research Corporation, a New York corporation ("ERC") on June 22, 1998. Prior to the Record Date, ERC expects to transfer to Evercel the principal assets related to its battery business group ("Battery Business Group"), and Evercel will assume certain liabilities related to those assets. Immediately prior to the grant of the Rights by Evercel, ERC will distribute to its stockholders (the "Distribution") one share of Evercel Common Stock for every three shares of ERC Common Stock that such stockholders hold as of February ___, 1999 (the "ERC Record Date"). Each Right also carries the right to "oversubscribe" at the Subscription Price for shares of Common Stock that are not otherwise purchased pursuant to the exercise of Rights. The Rights are described in the enclosed Prospectus and evidenced by a Subscription Certificate registered in your name or the name of your nominee.

         Each beneficial owner of shares of Common Stock registered in your name or the name of your nominee is entitled to one Right for each share of Common Stock owned by such beneficial owner.

         We are asking you to contact your clients for whom you hold shares of Common Stock registered in your name or in the name of your nominee to obtain instructions with respect to the Rights.

         Enclosed are copies of the following documents:

         1.       The Prospectus;
         2.       A Letter from ERC and Evercel to shareholders;
         3.       A Letter from brokers to clients;
         4. A form of Notice of Guaranteed Delivery for Subscription Certificates issued by Evercel, Inc.;
         5. A form of Notice of Guaranteed Payment for exercise of Subscription Certificates issued by Evercel, Inc. pursuant to Guaranteed Payment Procedures;
         6. A return envelope addressed to Continental Stock Transfer, as Subscription Agent;
         7.       A DTC Participation Oversubscription Exercise Form; and
         8.       A Nominee Holder Certification

         Your prompt action is requested. The Rights will expire at 5:00 P.M., Eastern time, on March ___, 1999, unless extended by Evercel, subject to the consent of the Underwriters (as it may be extended, the "Expiration Date").

         To exercise Rights, properly completed and executed Subscription Certificates and payment in full for all Rights exercised must be delivered to the Subscription Agent as indicated in the Prospectus prior to the Expiration Date, unless the Guaranteed Delivery Procedures with respect to delivery of the Subscription Certificates or Guaranteed Payment Procedures with respect to the Oversubscription Privilege described in the Prospectus are followed.

         Additional copies of the enclosed materials may be obtained from Evercel, Inc. at 3 Great Pasture Road, Danbury, Connecticut 06813 and at (203) 825-6000.

                                Very truly yours,

                                  EVERCEL, INC.


NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF EVERCEL, INC., THE SUBSCRIPTION AGENT OR ANY OTHER PERSON MAKING OR DEEMED TO BE MAKING OFFERS OF THE COMMON STOCK ISSUABLE UPON VALID EXERCISE OF THE RIGHTS, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE OFFERING EXCEPT FOR STATEMENTS MADE IN THE PROSPECTUS.

                   RIGHTS OFFERING FOR SHARES OF COMMON STOCK
                                       OF
                                  EVERCEL, INC.

                                 February , 1999

To Our Clients:

         We are enclosing for your consideration a Prospectus dated February ___, 1999 describing the issuance to shareholders of record as of the close of business on February ___, 1999 of transferable rights ("Rights") to purchase at the subscription price shares of Common Stock ("Common Stock") of Evercel, Inc. ("Evercel").

         Your attention is directed to the following:

         - Evercel was formed as a wholly owned subsidiary of Energy Research Corporation, a New York corporation ("ERC") on June 22, 1998. Prior to the Record Date, ERC expects to transfer to Evercel the principal assets related to its battery business group ("Battery Business Group"), and Evercel will assume certain liabilities related to those assets. Immediately prior to the grant of the Rights by Evercel, ERC will distribute to its stockholders (the "Distribution") one share of Evercel Common Stock for every three shares of ERC Common Stock that such stockholders hold as of February ___, 1999 (the "ERC Record Date"). Fractional shares will not be issued by ERC; a cash payment will be made to ERC stockholders otherwise entitled to a fractional share of Evercel Common Stock as a result of the Distribution.

         - Shareholders will receive one transferable Right for each share of Common Stock of Evercel held as of the close of business on February ___, 1999 (the "Record Date"). No fractional rights or cash in lieu thereof will be paid by Evercel.

         - It is anticipated that the Rights will trade in the over-the-counter market. Assuming a market exists, Rights may be purchased or sold through normal brokerage channels up to the last trading day prior to the Expiration Date, March ___, 1999, as more fully described in the Prospectus.

         - BASIC SUBSCRIPTION PRIVILEGE: One Right will entitle the holder to purchase one share of Common Stock of Evercel at the subscription price of $6.00 per share (the "Subscription Price").

         - OVERSUBSCRIPTION PRIVILEGE: Any holder of Rights who fully exercises the Basic Subscription Privilege held by him is entitled to subscribe at the Subscription Price for shares that were not otherwise subscribed for during the basic subscription. However, if such oversubscriptions exceed the number of shares available, the shares available will be allocated among those who exercised the Oversubscription Privilege based on the number of shares subscribed for by such holder pursuant to the Basic Subscription Privilege, as more fully described in the Prospectus.

         -        The expiration date of the rights offering is 5:00 p.m.
                  Eastern time, on March ___, 1999, unless extended by Evercel, subject to the consent of the Underwriters.

         Since we are the holder of record of the shares of Common Stock of Evercel held in your Account, we have received your transferable Rights. We will exercise or sell your Rights only in accordance with your instructions. IF YOU DO NOT GIVE US YOUR INSTRUCTIONS, YOUR RIGHTS WILL BECOME VALUELESS AFTER THE EXPIRATION DATE.

         Please forward your instructions to us immediately by completing the form on the reverse side. Your Rights will expire at 5:00 p.m. Eastern time, March ___, 1999, unless the rights offering is extended by Evercel, subject to the consent of the Underwriters.

                             LETTER OF INSTRUCTIONS


To My Bank or Broker:

         The undersigned acknowledges receipt of the Prospectus relating to the rights offering by Evercel, Inc. This letter instructs you to either exercise or sell the Rights, as indicated below, which you hold for the account of the undersigned, upon the terms and conditions set forth in the Prospectus.

(1)      BASIC SUBSCRIPTION PRIVILEGE

         - SELL_______________ Rights (if no number is specified, all rights will be sold)

         - EXERCISE_______________ Rights to purchase shares of Common Stock of Evercel, Inc. at the subscription price. (One Right is required for the purchase of each share of Common Stock)

                  I am enclosing a check for $ (equal to the number of shares to be purchased multiplied by the subscription price).

(2) OVERSUBSCRIPTION PRIVILEGE (available only to those who have fully exercised their Rights in the basic subscription privilege)

         - PURCHASE_______________ shares of additional Common Stock of Evercel, Inc. at the subscription price, subject to availability as described in the Prospectus.

                  I have enclosed a second check for $ equal to the number of shares to be purchased pursuant to the Oversubscription Privilege multiplied by the Subscription Price. I understand that if I am not allocated the full amount of shares for which I have subscribed pursuant to the Oversubscription Privilege above, any excess payment will be refunded to me by you (without interest or deduction). Or,

         - PURCHASE _______ shares of additional Common Stock of Evercel, Inc. at the subscription price, subject to availability as described in the Prospectus, pursuant to the Guaranteed Payment Procedures.

                  I understand that payment for the number of shares to be purchased under the Guaranteed Payment Procedures pursuant to the Oversubscription Privilege multiplied by the Subscription Price must be received by the Subscription Agent at or before 5:00 p.m., Eastern time, on March ___, 1999 in immediately available funds and I am requesting that you guarantee to the Subscription Agent my payment of $_______ by such date.


DATED:
        ----------------         -----------------------------------

                                  Signature(s)


                                 -----------------------------------
                                 Account Number


                                 -----------------------------------
                                 Please type or print name

                                  EVERCEL, INC.

                                 RIGHTS OFFERING

                      DTC PARTICIPANT OVERSUBSCRIPTON FORM

THIS FORM IS TO BE USED ONLY BY DEPOSITORY TRUST COMPANY PARTICIPANTS TO EXERCISE THE OVERSUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH RESPECT TO WHICH THE BASIC SUBSCRIPTION PRIVILEGE WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF THE DEPOSITORY TRUST COMPANY, ALL OTHER EXERCISES OF OVERSUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION FORMS.



THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS OF EVERCEL, INC. ("EVERCEL") DATED FEBRUARY ___, 1999 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM EVERCEL AND THE SUBSCRIPTION AGENT.



VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL FOR EACH UNDERLYING SHARE SUBSCRIBED FOR PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE AND, EXCEPT AS DESCRIBED BELOW IN ACCORDANCE WITH THE GUARANTEED PAYMENT PROCEDURES, THE OVERSUBSCRIPTION PRIVILEGE, BY 5:00 P.M., EASTERN TIME, ON MARCH ___, 1999 (THE "EXPIRATION DATE").




         1. The undersigned hereby certifies to EVERCEL and the Subscription Agent that it is a participant in The Depository Trust Company ("DTC") and that it has either (i) exercised the Basic Subscription Privilege in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the DTC account of the Subscription Agent or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Basic Subscription Privilege and will deliver the Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such DTC account of the Subscription Agent. The undersigned hereby certifies to EVERCEL and the Subscription Agent that it owned ____________ Shares of Common Stock on February ___, 1999 (the "Record Date").


         2. The undersigned hereby exercises the Oversubscription Privilege to purchase, to the extent available, shares of Common Stock and certifies to EVERCEL and the Subscription Agent that such Oversubscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all Basic Subscription Privilege Rights have been exercised.

         3. The undersigned understands that payment except as described below in accordance with the Guaranteed Payment Procedures, of the Subscription Price of $6.00 per share for each share of Common Stock subscribed for pursuant to the Oversubscripton Privilege must be received by the Subscription Agent at or before 5:00 p.m. Eastern time on the Expiration Date and represents that such payment, in the aggregate amount of $ either (check appropriate box):

                  /_/      is being delivered to the Subscription Agent herewith

                  or

                  /_/      has been delivered separately to the Subscription
                           Agent;

                  or

                  /_/ is being made pursuant to the Notice of Guaranteed Payment and payment will be delivered in immediately available funds to the Subscription Agent by 5:00 p.m. Eastern time on March ___, 1999.



 ---------------------------------------
Basic Subscription Confirmation Number


 ---------------------------------------
DTC Participant


 ---------------------------------------
Name of DTC Participant

By:
   -------------------------------------
      Name:
      Title:

Contact Name:
            ----------------------------

Phone Number:
            ----------------------------
Dated:                              , 1999
      -----------------------------

         NOMINEE HOLDER CERTIFICATION AND REQUEST FOR ADDITIONAL RIGHTS

To the Subscription Agent:

         The undersigned hereby certifies that it is a broker-dealer registered with the Securities and Exchange Commission, a commercial bank or trust company, a securities depository or participant therein, or a nominee therefor, holding of record ______ shares of Common Stock, par value $0.01 per share ("Common Stock"), of Evercel, Inc. ("Evercel") on behalf of ______ beneficial owners as of the close of business on February ___, 1999 (the "Record Date") for the offering by Evercel of an aggregate of approximately 1,389,000 shares of Common Stock pursuant to transferable subscription rights (the "Rights") being distributed to record holders of shares of Common Stock, all as described in Evercel's Prospectus dated February ___, 1999 (the "Prospectus"), a copy of which the undersigned has received. As stated in the Prospectus, one Right is being distributed for each share of Common Stock held of record as of the close of business on the Record Date. Accordingly, the undersigned requests that, upon surrender of its Subscription Certificate evidencing ______ Rights, a Subscription Certificate evidencing _______ Rights be issued. The undersigned further certifies that each such beneficial owner is a bona fide beneficial owner of shares of Common Stock, that such beneficial ownership is reflected on the undersigned's records and that all shares of Common Stock which, to the undersigned's knowledge are beneficially owned by any such beneficial owner through the undersigned have been aggregated in calculating the foregoing. The undersigned agrees to provide Evercel or its designee with such additional information as Evercel deems necessary to verify the foregoing.

                             -------------------------------------
                             Name of Record Holder

                             By:
                                -------------------------------------
                                Name:
                                       ------------------------------
                                Title:
                                      -------------------------------
                                Address:
                                        -----------------------------

                                Telephone Number:
                                                 --------------------

                             Date:                               , 1999
                                  -------------------------------